UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) Of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 18, 2007

                         Citizens Communications Company
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

              001-11001                               06-0619596
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       (Commission File Number)            (IRS Employer Identification No.)


  3 High Ridge Park, Stamford, Connecticut                06905
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  (Address of principal executive offices)             (Zip Code)

                                 (203) 614-5600
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              (Registrant's telephone number, including area code)


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        (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement
            ------------------------------------------

     On May 18, 2007, the stockholders of Citizens Communications Company (the "Company") approved the adoption of the Company's 2008 Citizens Incentive Plan (the "CIP") and an amendment (the "Amendment") to the Company's Amended and Restated 2000 Equity Incentive Plan (as so amended, the "Amended EIP"). The purpose of the CIP and the Amendment is to make compensation awarded under these plans deductible under Section 162(m) of the Internal Revenue Code. A summary of the CIP and the Amended EIP follows.

     2008 Citizens Incentive Plan
     ----------------------------

     The CIP provides annual cash award opportunities for the Company's key employees. The CIP provides for two types of awards: (i) those intended to comply with Section 162(m)'s performance-based compensation exception ("162(m) Bonuses"), and (ii) those not intended to comply with such exception ("General Bonuses"). The first awards under the CIP will be made in 2009 based on 2008 performance. No awards will be made under our existing cash incentive plan after 2008.

     The CIP is administered by the Compensation Committee of the Board of Directors, which is composed entirely of non-employee directors who meet the criteria to be "outside directors" under Section 162(m) and "independent directors" under the rules of the SEC and the NYSE.

     The Compensation Committee or its delegates will select employees who will be eligible to receive awards under the CIP. In the case of 162(m) Bonuses, the Committee may select for eligibility employees who are executive officers and employees who could become executive officers by the end of the Company's fiscal year. In the case of General Bonuses, the Committee or its delegates may select any employees who are employed in key positions or who make a substantial contribution to the Company.

     162(m) Bonuses. For 162(m) Bonuses, the Compensation Committee will establish in writing, during the first 90 days of each fiscal year, one or more specified performance goals for the year and the maximum amount payable to any individual participant upon achievement of such performance goals. Under Section 162(m), goals established for 162(m) Bonuses must be substantially uncertain of attainment at the time they are established. The Committee may also establish lower amounts payable for lower levels of achievement of the specified performance goals for the year. No 162(m) Bonus will be paid for a year if the minimum performance goal for that year is not met. The maximum dollar amount that may be paid to an individual participant under a 162(m) Bonus for a single calendar year is $3 million.

     The goals to be used for purposes of 162(m) Bonuses may be set by the Compensation Committee using one or more of the following business performance measures: earnings before income taxes, depreciation and amortization, or EBITDA; operating cash flow; free cash flow; free cash flow per share; earnings per share; economic value added; revenue; net income; operating profit; operating margin; total return to stockholders; debt/capital ratio; return on total capital; return on equity or assets; cost control; common stock price; capital expenditures; price/earnings growth ratio; and book value per share. The performance goals may be measured individually, alternatively or in any combination, and they may be established based on company-wide objectives or objectives related to a specific division, subsidiary, affiliate, department, region or function in which the participant is employed. Within 60 days following the end of the relevant fiscal year, the Committee must determine and certify in writing whether the specified performance goals were satisfied for such year.

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

     Notwithstanding   attainment  of  an  established  goal,  the  Compensation
Committee has the discretion to reduce, but not increase, some or all of a 162(m) Bonus that would otherwise be paid.

     General Bonuses. For General Bonuses, the amount payable under an award may be stated as a dollar amount or as a percentage of the participant's base compensation. The Compensation Committee (or its delegate) may provide for a threshold level of performance below which no bonus will be paid and a maximum level of performance above which no additional amount will be paid, and it may provide for the payment of different amounts of compensation for different levels of performance. In establishing the terms of General Bonuses, the Committee or its delegate may establish goals using the performance measures described above for 162(m) Bonuses; alternatively, any other goals or objectives may be used.

     The CIP provides that if there is a change in control, as defined in the CIP, during any measurement period, then executives will receive payment of pro-rated target awards within 60 days after the date of the change in control.

     Payments under the CIP are intended to be either exempt from Section 409A of the Internal Revenue Code or to comply with its requirements.

     The foregoing summary description of the CIP is qualified in its entirety by reference to the actual terms of the CIP, which is filed hereto as Exhibit
99.1 and incorporated herein by reference. For additional information regarding the CIP, see "Proposed 2008 Citizens Incentive Plan" on pages 32-34 of the Company's 2007 Proxy Statement, as filed with the Securities and Exchange Commission on April 10, 2007, which is incorporated herein by reference.

     Amended and Restated 2000 Equity Incentive Plan
     -----------------------------------------------

     Under the Amended EIP, eligible individuals may be granted performance share awards, restricted stock awards, deferred stock awards, phantom stock awards and stock unit awards. In addition, eligible individuals may be granted stock option awards in the form of nonqualified stock options or incentive stock options, and stock appreciation rights, or SARs. Restricted stock and deferred stock may be received by an individual as the result of the exercise of an option or as payment for a performance share under the Amended EIP.

     All of the Company's directors, officers and employees, as well as those of any of the Company's subsidiaries or other affiliates, are eligible for selection to participate in the Amended EIP. The Amended EIP is administered by the Compensation Committee of the Board of Directors. The Compensation Committee will determine the individuals to whom awards will be granted, the number of shares subject to an award, and the other terms and conditions of an award. No individual may be granted awards in any calendar year covering more than 2,000,000 shares. In addition, the value of awards of phantom stock that are payable solely in cash cannot exceed the value of 1,000,000 shares. Awards in the form of phantom stock or performance shares that are denominated in dollars and payable in cash granted to any individual in a calendar year cannot exceed $750,000. No awards may be granted more than ten years after the effective date of the 2000 Equity Incentive Plan as originally adopted on May 18, 2000.

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

     The maximum number of shares of the Company's common stock that may be issued pursuant to awards granted under the Amended EIP is 13,517,421
(representing the 12,500,000 shares previously approved by the Company's stockholders, as adjusted to reflect the Company's special cash dividend in
2004).

     Awards may include any provisions that provide for certain changes in the terms of an award as a result of, or in anticipation of, any change in control involving the Company (as defined in the Amended EIP), including without limitation, acceleration of time periods for purposes of vesting, or realizing gain from, any outstanding award.

     The Amended EIP will terminate on the earliest of (a) May 18, 2010, (b) the date when all shares reserved for issuance under the plan have been acquired through the exercise of options granted under the plan or otherwise awarded, or
(c) any earlier date as may be determined by the board of directors in its sole and absolute discretion. No grants made prior to 2008 will meet the requirements for deductibility under Section 162(m) of the Internal Revenue Code.

     Regular dividends payable on a participant's shares of restricted stock or deferred stock shall be paid to the participant within 30 days after each dividend becomes payable, unless the Compensation Committee determines that the dividend should be reinvested in additional shares of restricted stock or deferred stock, as the case may be, or unless the Compensation Committee specifies otherwise. Unless the grant award provides otherwise, all other dividends payable on shares of restricted stock or deferred stock shall be paid to the participant upon the lapsing of the restrictions or deferral period, as applicable, on the underlying stock.

     For awards under the Amended EIP that are intended to qualify under the performance-based compensation exception of Section 162(m), the Compensation Committee must establish in writing, during the first 90 days of the specified performance period, one or more specified performance targets and the maximum amount payable upon achievement of such performance targets. The Compensation Committee may also establish lower amounts payable for lower levels of achievement of the specified performance targets. No payment would be made under an award if the minimum performance target for the award is not met. The performance targets to be used for this purpose may be based on any of the business performance measures set forth under "2008 Citizens Incentive Plan" above. The Compensation Committee may establish other performance measures for awards that are not intended to qualify under the performance-based compensation exception of Section 162(m). The performance targets may be measured individually, alternatively or in any combination, and they may be established based on company-wide objectives or objectives related to a specific division, subsidiary, affiliate, department, region or function in which the participant is employed. For awards intended to meet the performance-based compensation exception of Section 162(m), within 60 days following the end of the relevant fiscal year, the Compensation Committee must determine and certify in writing whether the specified performance targets were satisfied for such year.

     Performance Shares. Performance shares may be converted into shares of the Company's common stock (including restricted stock or deferred stock, as discussed below), cash, or a combination thereof, as determined by the Compensation Committee, if pre-determined performance targets are met. The Compensation Committee will determine the length of the performance period, but in all instances, the performance period shall be at least one year long. Awards may be paid either in stock (including restricted or deferred stock, as explained below), cash, or a combination of stock and cash either as a lump sum payment or in annual installments. Any dividends payable on performance shares, other than cash dividends representing the periodic distribution of profits which shall be retained by the company, shall be paid to the participant upon the payment of the underlying performance shares, unless the grant award provides otherwise.

     Restricted Stock. A restricted stock award consists of shares that are subject to forfeiture by the holder under certain conditions. The Compensation Committee may award restricted stock to eligible individuals with such terms, conditions, restrictions or limitations as the Compensation Committee deems. A restriction period may end upon the achievement of certain performance criteria, a date certain, or such other criteria as the Compensation Committee may determine.

     Deferred Stock. The Compensation Committee may award deferred stock to eligible individuals with such terms, conditions, restrictions or limitations as the Compensation Committee deems appropriate. A deferral period may end upon the achievement of certain performance criteria, a date certain, or such other criteria as the Compensation Committee may determine. At the expiration of the deferral period, if the participant remains an eligible individual, the participant will be entitled to receive a number of shares of common stock equal to the number of shares of deferred stock credited on his or her behalf at the beginning of that deferral period.

     Other Stock-Based Awards. The Amended EIP also authorizes the Compensation Committee to award phantom stock to eligible individuals with such terms, conditions, restrictions or limitations as the Compensation Committee deems appropriate. Additionally, phantom stock may be credited to an individual as the result of the exercise of an option or as payment for a performance share under the Amended EIP. Payment of phantom stock awards may be made in whole shares (including restricted stock or deferred stock), cash or in any combination of these as the Compensation Committee determines in its sole discretion. Any dividends payable on phantom stock, other than cash dividends representing the periodic distribution of profits which shall be retained by the Company, shall be paid to the participant upon the payment of the underlying phantom stock, unless the grant award provides otherwise.

     In addition to phantom stock, the Compensation Committee may grant other awards under the Amended EIP which are denominated in stock units, or pursuant to which shares may be acquired. Such awards may include those valued using measures other than the market value of shares, if the Compensation Committee deems that to be consistent with the purposes of the plan.

     Stock Options. Stock options may be granted either alone or in conjunction with one or more other awards. A stock option may be granted in the form of a nonqualified stock option or an incentive stock option. The price at which a share may be purchased under an option (the exercise price) may not be less than 100% of the fair market value of a share on the option grant date. Subject to limited exceptions, the Amended EIP does not permit options to be modified to reduce the option price per share. The term of each stock option will be determined by the Compensation Committee but may not exceed 10 years from the date of grant.

     Stock Appreciation Rights. An SAR granted under the Amended EIP would entitle the grantee to receive an amount payable in shares and/or cash, as determined by the Compensation Committee, equal to the excess of the fair market value of a share on the day the SAR is exercised over the SAR exercise price. The SAR exercise price in the case of the Company's chief executive officer or any of the other four most highly paid executive officers shall not be less than the fair market value of a share on the grant date of the SARs. SARs may be granted in tandem with a related stock option or independently. If an SAR is granted in tandem with a stock option, the grantee may exercise the stock option or the SAR, but not both. The Compensation Committee shall determine and set forth in the award agreement the extent to which SARs are exercisable after termination of employment.

     Awards   granted  under  the  Amended  EIP  are  intended  to  satisfy  the requirements of Section 409A of the Internal Revenue Code and the requirements of Rule 16b-3 of the Securities Exchange Act of 1934.

     The foregoing summary description of the Amended EIP is qualified in its entirety by reference to the actual terms of the Plan, which is filed hereto as
Exhibit 99.2 and incorporated herein by reference. For additional information regarding the Amended EIP, see "Proposed Amendment to Amended and Restated 2000 Equity Incentive Plan" on pages 35-42 of the Company's 2007 Proxy Statement, as filed with the Securities and Exchange Commission on April 10, 2007, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (d)  Exhibits

          99.1 2008 Citizens Incentive Plan (attached as Appendix A to the Company's 2007 Proxy Statement, as filed with the Securities and Exchange Commission on April 10, 2007, and incorporated herein by reference).

          99.2 Amended and Restated 2000 Citizens Communications Company Equity Incentive Plan, as amended May 18, 2007 (attached as Appendix B to the Company's 2007 Proxy Statement, as filed with the Securities and Exchange Commission on April 10, 2007, and incorporated herein by reference).


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CITIZENS COMMUNICATIONS COMPANY


Date:  May 24, 2007                 By: /s/ Robert J. Larson
                                       -------------------------------
                                            Robert J. Larson
                                            Senior Vice President and
                                            Chief Accounting Officer



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